UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
Form 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): June 4, 2024
Stellar Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-38280	20-8339782
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
9 Greenway Plaza, Suite 110
Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
(713) 210-7600
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	STEL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 4, 2024, Stellar Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders to consider and act upon the items listed below:

Proposal 1 - The shareholders of the Company elected five Class II directors to the Board of Directors of the Company to serve for a term commencing on June 4, 2024 and continuing until the Company’s 2027 annual meeting of shareholders; each until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal. The number of votes for, withheld and broker non-votes for the election of each director was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Cynthia A. Dopjera	34,189,386	240,568	9,278,428
Jon-Al Duplantier	31,839,925	2,604,213	9,264,244
Joe E. Penland, Sr.	32,111,265	2,332,873	9,264,244
Tymothi O. Tombar .	32,401,999	2,042,139	9,264,244
John E. Williams, Jr.	22,788,532	11,655,606	9,264,244

Proposal 2 - The shareholders of the Company adopted, on a nonbinding advisory basis, a proposal approving the compensation of the Company’s named executive officers by the votes set forth in the table below (“Say-On-Pay”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,890,811	1,205,118	348,209	9,264,244

Proposal 3 - The shareholders of the Company ratified the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024 by the votes set forth in the table below:

Votes For	Votes Against	Abstentions
43,308,130	199,618	200,634

As of April 29, 2024, the record date (the “Record Date”) for the 2024 Annual Meeting, there were 53,574,261 shares of common stock, par value $0.01 per share (“Common Stock”), of the Company issued and outstanding. 43,708,382 shares of Common Stock, or 81.58%, were represented in person or by proxy and voted at the Annual Meeting, constituting a quorum.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits. The following are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STELLAR BANCORP, INC.

Date: June 5, 2024	By:	/s/ Paul P. Egge
Paul P. Egge
Chief Financial Officer